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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 July 16,  1997



                       PERPETUAL MIDWEST FINANCIAL, INC.
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             (Exact name of Registrant as specified in its Charter)




   DELAWARE                     0-23368                    42-1415490
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(State or other          (Commission File Number)         (IRS Employer
 jurisdiction of                                           Identification
 incorporation)                                            Number)



700 FIRST AVENUE, N.E., CEDAR RAPIDS, IOWA                           52407
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(Address of principal executive offices)                           (Zip Code)




       Registrant's telephone number, including area code: (319) 366-1851
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                                      N/A
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         (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS


1) Perpetual Midwest Financial, Inc. (the "Registrant") issued a press release dated July 16, 1997, attached hereto as Exhibit 28.1 announcing their earnings for the quarter and fiscal year ended June 30, 1997.

2) Perpetual Midwest Financial, Inc. (the "Registrant") issued a press release dated July 16, 1997, attached hereto as Exhibit 28.2 announcing their declaration of a cash dividend payable August 12, 1997 to shareholders of record July 31, 1997.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     (c) Exhibits
            1) Exhibit 28.1 Press Release dated July 16, 1997-earnings release for quarter and fiscal year ended 6-30-97.

            2) Exhibit 28.2 Press Release dated July 16, 1997-declaration of cash dividend for shareholders of record on July 31, 1997 and payable August 12, 1997.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     PERPETUAL MIDWEST FINANCIAL, INC.



Date:   July 16, 1997                 By:  /s/ Rick L. Brown
        ----------------------             --------------------------
                                           Rick  L. Brown
                                           Sr. Vice President



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                              INDEX TO EXHIBITS


EXHIBIT NO.                              DESCRIPTION
-----------                              -----------

Exhibit 28.1 Press Release dated July 16, 1997-earnings release for quarter and fiscal year ended 6-30-97.

Exhibit 28.2 Press Release dated July 16, 1997-declaration of cash dividend for shareholders of record on July 31, 1997 and payable August 12, 1997.